EXHIBIT 24



                              INDIANA ENERGY, INC.
                            LIMITED POWER OF ATTORNEY
                    (To Sign and File Registration Statement)

         The undersigned director and/or officer of INDIANA ENERGY, INC., an Indiana corporation (the "Company"), which intends to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements for the registration of Common Stock of the Company in connection with the Indiana Energy, Inc. Retirement Savings Plan, does hereby appoint each of Niel C. Ellerbrook and Carl L. Chapman as such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign said Registration Statement or Statements and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney this 30th day of September, 1999.


/s/ Paul T. Baker                                    /s/ J. Timothy McGinley
-----------------------------                        ---------------------------
Paul T. Baker                                        J. Timothy McGinley


/s/ Niel C. Ellerbrook                               /s/ Richard P. Rechter
-----------------------------                        ---------------------------
Niel C. Ellerbrook                                   Richard P. Rechter


/s/ Lawrence A. Ferger                               /s/ James C. Shook
-----------------------------                        ---------------------------
Lawrence A. Ferger                                   James C. Shook


/s/ Anton H. George                                  /s/ Jean L. Wojtowicz
-----------------------------                        ---------------------------
Anton H. George                                      Jean L. Wojtowicz


/s/ Don E. Marsh                                     /s/ John E. Worthen
-----------------------------                        ---------------------------
Don E. Marsh                                         John E. Worthen


/s/ William G. Mays
-----------------------------
William G. Mays

STATE OF INDIANA  )
                  )  SS:
COUNTY OF MARION  )


         Before me, a notary public, in and for said County and State personally appeared Paul T. Baker, Niel C. Ellerbrook, Lawrence A. Ferger, Anton H. George, Don E. Marsh, William G. Mays, J. Timothy McGinley, Richard P. Rechter, James C. Shook, Jean L. Wojtowicz, John E. Worthen, who executed the above and foregoing Limited Power of Attorney on September 30, 1999.


         Witness my hand and Notarial Seal this 30th day of September, 1999.


                                            /s/ Bernadette Londini
                                            ------------------------------------
                                                                   Notary Public
My Commission Expires:                      Bernadette Londini
                                            ------------------------------------
                                                          (printed)

October 10, 2007                            Residing in Hendricks County
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